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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------


        Date of Report (Date of earliest event reported): August 17, 2005
                                                          ---------------


                          COOPERATIVE BANKSHARES, INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

  NORTH CAROLINA                       0-24626                   56-1886527
-----------------                   -------------           --------------------
(State or other                     (Commission                (IRS Employer
jurisdiction of                      File Number)            Identification No.)
incorporation)

               201 MARKET STREET, WILMINGTON, NORTH CAROLINA 28401
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (910) 343-0181
                                                           --------------

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 7.01     REGULATION FD DISCLOSURE.
              ------------------------

         On August 17, 2005, Cooperative Bankshares, Inc. (the "Company"), issued a press release announcing that the Board of Directors declared the 2005 third quarter dividend of $0.05 per share. The dividend is payable on October 17, 2005, to stockholders of record October 1, 2005. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.
              ---------------------------------

        (c)   Exhibits

              Number       Description
              ------       -----------

              99.1         Press Release dated August 17, 2005






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      COOPERATIVE BANKSHARES, INC.



                                      /s/ Frederick Willetts, III
                                      ---------------------------------------
                                      Frederick Willetts, III
                                      President

Date: August 17, 2005





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                                  EXHIBIT INDEX
                                  -------------


EXHIBIT NO.                              DESCRIPTION
-----------                              -----------

  99.1                                   Press Release dated August 17, 2005








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